PNC Bank, N.A.
Pittsburgh, PA 15265

                                                                   Exhibit 10(a)

                                                              [LOGO OF PNC BANK]
December 29, 1994




Allegheny Ludlum Corporation
1000 Six PPG Place
Pittsburgh, Pennsylvania 15222
Attention:   Robert S. Park
             Treasurer


         LETTER AMENDMENT #3 TO AMENDED AND RESTATED CREDIT AGREEMENT

Gentlemen:

     Reference is hereby made to that certain Amended and Restated Credit Agreement dated as of December 28, 1990 by and among ALLEGHENY LUDLUM CORPORATION, a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (the "Company"), PNC BANK, NATIONAL ASSOCIATION (formerly Pittsburgh National Bank), BANK OF AMERICA ILLINOIS (formerly Continental Bank and Continental Bank N.A.), MELLON BANK, N.A., THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), INTEGRA BANK/PITTSBURGH (formerly Integra National Bank/Pittsburgh and The Union National Bank of Pittsburgh) and THE FIRST NATIONAL BANK OF BOSTON, as the Banks party thereto (the "Banks"), and PNC BANK, NATIONAL ASSOCIATION (formerly Pittsburgh National Bank), as the agent thereunder (the "Agent") (the "Original Agreement"), as amended or otherwise modified by that certain First Amendment to Amended and Restated Credit Agreement dated as of June 30, 1991 (the "First Amendment"), that certain Second Amendment to Amended and Restated Credit Agreement dated as of October 31, 1991 (the "Second Amendment"), that certain letter amendment dated December 17, 1991 (the "Letter Amendment"), that certain Third Amendment to Amended and Restated Credit Agreement dated as of June 30, 1992 (the "Third Amendment"), that certain Consent #1 to Amended and Restated Credit Agreement dated May 28, 1993 (the "Consent #1"), that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of June 30, 1993 (the "Fourth Amendment"), that certain letter amendment dated November 11, 1993 (the "Letter Amendment #2") and that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of June 30, 1994 (the "Fifth Amendment") (the Original Agreement, the First Amendment, the Second Amendment, the Letter Amendment, the Third Amendment, the Consent #1, the Letter Amendment #2, the Fourth Amendment and the Fifth Amendment together with all further amendments and modifications thereto and thereof shall hereinafter be referred to as the "Existing Agreement"). Each capitalized term used in this Letter Amendment #3 as a defined term, which is not defined herein but which is defined in the Existing Agreement, shall have the meaning given it in the Existing Agreement.

Allegheny Ludlum Corporation
December 29, 1994
Page 2

     Except as set forth in either Section 6.2 of the Existing Agreement or in Consent #1, the Company and each of its Subsidiaries are prohibited from, directly or indirectly, suffering, entering, assuming or incurring any Guarantee. In connection with the continued growth of the Company, the Company has requested that the Banks agree to increase the basket of additional Guarantees which the Company and its Subsidiaries are permitted to incur pursuant to the term of Subsection 6.2(vii) of the Existing Agreement to an aggregate amount not to exceed $20,000,000 at any one time outstanding.

     In response to your request, we wish to inform you that such of the Banks as comprise the Requisite Banks have agreed to amend the Existing Agreement as follows:

          Section 6.2 of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

               6.2  Guarantees and Contingent Liabilities.  Directly or
                    -------------------------------------
     indirectly, suffer to exist, enter into, assume or incur, or permit any Subsidiary to suffer to exist, enter into, assume or incur, any Guarantee except (i) the endorsement in the ordinary course of business of negotiable instruments for collection; (ii) Guarantees issued to support tax exempt financings, each such existing Guarantee described on Schedule 6.2 (ii) hereto; (iii) Guarantees of the obligations of Consolidated Subsidiaries of the type described in items (i) and (ii) above; (iv) the Guarantees of Athlone and its subsidiaries in an amount not to exceed $75,000,000 in the aggregate at any one time outstanding relating to the CIT Indebtedness; (v) the Guarantees set forth on Schedule 6.2(v) hereto for which the obligations of Athlone and its subsidiaries shall not exceed $5,000,000 in the aggregate at any one time outstanding; (vi) Guarantees of the obligations of Persons other than Consolidated Subsidiaries in which the Company has an ownership interest; provided (A) the Guarantee of each such Person's obligations is limited to a percentage of such obligation no greater than the percentage ownership interest of the Company in such Person and (B) each other Person having an ownership interest in such Person has issued a similar Guarantee or made a financial contribution to such Person of equivalent value and (vii) Guarantees of the obligations of the Company, its Consolidated Subsidiaries and other Persons of the type not described in items (i) through (vi) above, inclusively, in an aggregate amount not to exceed $20,000,000 at any one time outstanding.

Allegheny Ludlum Corporation
December 29, 1994
Page 3

     Except as expressly amended by this Letter Amendment #3, the Existing Agreement and each and every representation, warranty, covenant, term and condition contained therein is specifically ratified and confirmed.

     If the foregoing meets with your approval, please sign and return the enclosed copy of this Letter Amendment #3 . This Letter Amendment #3 may be executed in multiple counterparts, any one of which need not contain the signatures of more than one party but all of which together shall constitute one instrument.

                              Very truly yours,

                              PNC BANK, NATIONAL ASSOCIATION
                              (formerly Pittsburgh National
                               Bank)

                              By: /s/ R. H. Friend
                                  _______________________________
                              Name: Robert H. Friend
                              Title: Assistant Vice President


Intending to be legally bound
hereby, the undersigned, by its
duly authorized officer, hereby
consents to and accepts the foregoing
Letter Amendment #3 as of the 30th day
of December, 1994.

ALLEGHENY LUDLUM CORPORATION


By: /s/ R. S. Park
    ---------------------------------
Name: R. S. Park
      -------------------------------
Title: Vice President, Treasurer
      -------------------------------

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